UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2025

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory note: This amendment amends the Current Report on Form 8-K filed by the registrant on October 15, 2025 (the “Original Filing”). This amendment is being filed solely to correct a technical error (i.e., an inadvertent failure to properly code Items 1.01, 1,02, 3.02, 5.08, 7.01 and 8.01 in the EDGAR submission page for the Original Filing). No text from the Original Filing or its exhibits has been altered other than to incorporate herein by reference the exhibits to the Original Filing.

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 10, 2025, ENDRA Life Sciences Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Purchasers in a private placement offering (the “Offering”) an aggregate of 744,340 shares (the “Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and/or prefunded warrants in lieu thereof (the “Prefunded Warrants”), and warrants (the “Common Warrants”) to purchase an aggregate of up to 1,488,680 shares of Common Stock at a per share exercise price of $6.32. Each share of common stock (or pre-funded warrant in lieu thereof) and accompanying warrants were sold at a combined purchase price of $6.57. In accordance with the rules of the Nasdaq Stock Market, a member of the Company’s board of directors who participated in the Offering (the “Director Participant”) purchased Shares and Common Warrants at a combined purchase price of $7.06 and was issued Common Warrants with an exercise price of $6.81.

The Offering is expected to close on October 15, 2025 (the “Closing Date”). The gross proceeds of the Offering are expected to be approximately $4.9 million. Lucid Capital Markets, LLC (the “Placement Agent”) acted as sole placement agent for the Offering.

The Company intends to use the majority of net proceeds from the Offering to establish the Company’s digital asset treasury (“DAT”) strategy, with a portion for working capital purposes including the pilot validation imaging study of the Company’s TAEUS liver device. Pursuant to the Securities Purchase Agreement, the Company may spend up to $750,000 of Offering proceeds on the pilot validation study and no more than $1 million in the aggregate, including Offering proceeds, on such study.

Each of the Prefunded Warrants is exercisable for one share of Common Stock at the exercise price of $0.0001 per share of Common Stock underlying the Prefunded Warrant (a “Prefunded Warrant Share”). The Prefunded Warrants are immediately exercisable and may be exercised at any time until all of the Prefunded Warrants issued in the Offering are exercised in full. Each of the Common Warrants is exercisable for one share of Common Stock at the exercise price of $6.32 per share of Common Stock (or, with respect Common Warrants issued to the Director Participant, $6.81 per share of Common Stock) (a “Common Warrant Share”). The Common Warrants are exercisable for cash immediately upon issuance and thereafter may be exercised at any time until five (5) years after such issuance. The Common Warrants may also be exercised on a cashless basis at any time beginning six (6) months after their initial issuance if, at the time of exercise, there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Common Warrant Shares by the holder thereof and are subject to cancellation by the Company if they are not exercised after certain specified trading criteria of the Common Stock is satisfied. Each holder’s ability to exercise its Prefunded Warrants and Common Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein.

The foregoing descriptions of the Securities Purchase Agreement, Prefunded Warrants, and Common Warrants above do not purport to be complete and are qualified in their entirety by the full text of such documents, which are filed herewith as Exhibits 10.1, 4.1 and 4.2, respectively.

The Shares, the Prefunded Warrants, and the Common Warrants were offered and sold in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(c) of Regulation D promulgated thereunder, and applicable state securities laws.

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Registration Rights Agreement

In connection with entering into the Securities Purchase Agreement, on the Closing Date, the Company and the Purchasers will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company will agree to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) within thirty (30) days of the Closing Date registering, as applicable, the resale of the Shares, the Prefunded Warrant Shares and the Warrant Shares.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of such document, which is filed herewith as Exhibit 10.2.

Investment Management Agreement

In connection with the Company’s DAT strategy, the Company entered into an Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) with Arca Investment Management, LLC, a limited liability company (“Arca”), pursuant to which the Company engaged Arca to provide asset management services in accordance with the investment strategy and investment objectives, policies, guidelines and restrictions as agreed to from time to time by the Company and Arca.

The assets subject to the Investment Management Agreement will initially consist of approximately $3.5 million of proceeds from the Offering. Arca will have discretion to manage funds allocated to the Company’s DAT strategy, focusing on decentralized finance, including, without limitation, by purchasing $HYPE, the native digital asset of the Hyperliquid network, directly or indirectly through the use of derivative instruments.

Pursuant to the Investment Management Agreement, the Company will pay Arca a fee ranging from 1.25% to 1.75% of assets under management, based on the amount of such assets under management (“AUM”), per annum and payable monthly. Additionally, the Company will pay Arca a performance fee ranging from 10% to 15% of the net total return of the underlying assets, based on the amount of such assets under management. In connection with the closing of the Offering and pursuant to the Investment Management Agreement, the Company issued to Arca warrants to purchase an aggregate of 400,000 shares of Common Stock (the “Advisory Warrants”). Advisory Warrants in respect of 100,000 shares are exercisable immediately for an exercise price equal to $6.95, or 110% of the exercise price of the Common Warrants. Advisory Warrants in respect of 300,000 shares become exercisable in the event that AUM exceeds certain thresholds within six or nine months following the closing, at exercise prices ranging from $6.95 to $7.50. The Advisory Warrants were offered and sold in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, and applicable state securities laws.

The Investment Management Agreement may be terminated by either the Company or Arca upon not more than sixty (60) days’ but not less than thirty (30) days’ written notice to the other party.

The foregoing descriptions of the Investment Management Agreement and the Advisory Warrants do not purport to be complete and are qualified in their entirety by the full text of such documents, which are filed herewith as Exhibits 10.3 and 4.4, respectively.

Custody

The Company plans to hold substantially all of its DAT assets in custody accounts at Anchorage Digital Bank, N.A. (“Anchorage”), a U.S.-based, institutional-grade custodian. As the Company develops its DAT strategy, it may expand its holdings to multiple similar custodians. In connection with its DAT strategy, Company entered into a Master Custody Service Agreement with Anchorage (the “Custody Agreement”), pursuant to which it will act as custodian of the Company’s digital assets it deposits with Anchorage. Services provided by Anchorage will include storage of digital assets and related settlement and support services. Under the Custody Agreement, Anchorage does not have the authority to assign, hypothecate, pledge, encumber or otherwise dispose of our digital assets, subject to a lien to secure payment to Anchorage in respect of its services. The Custody Agreement has an initial term of one year, at which time it will automatically renew for successive renewal terms unless either party provides no less than 30 days’ prior written notice.

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The foregoing description of the Custody Agreement does not purport to be complete and is qualified in its entirety by the full text of such document, which is incorporated by reference herein as Exhibit 10.4.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on February 14, 2024, the Company entered into an At-The-Market Issuance Sales Agreement (the “ATM Agreement”) with Ascendiant Capital Markets, LLC (“Ascendiant”) with respect to an “at-the-market” equity offering under which the Company could offer and sell, from time to time at the Company’s discretion, shares of its common stock having an aggregate offering price of up to $6.2 million, through Ascendiant as its sales agent.

On October 13, 2025, the Company delivered written notice to Ascendiant to terminate the ATM Agreement, effective immediately.

The description of the ATM Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the copy of the ATM Agreement filed as Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed on February 14, 2024.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Offering, in addition to customary placement fees and reimbursement of certain expenses of the Placement Agent, on the Closing Date, the Company issued to the Placement Agent warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 44,660 shares of Common Stock at an exercise price of $9.47 per share. The Placement Agent Warrants are exercisable for cash, in whole or in part, at any time and from time to time, for a period of three (3) years from the date of issuance and may also be exercised on a cashless basis at any time beginning six (6) months after their initial issuance if, at the time of exercise, there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the underlying shares of Common Stock by the holder thereof.

The foregoing description of the Placement Agent Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Placement Agent Warrant, which is filed as Exhibit 4.3 hereto.

The Placement Agent Warrants were offered and sold in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, and applicable state securities laws.

The information contained above in Item 1.01 relating to the issuance of the Common Stock, the Shares, the Common Warrants, the Prefunded Warrants, and the Advisory Warrants is hereby incorporated by reference into this Item 3.02.

The issuances of the Shares, the Common Warrants, the Prefunded Warrants, the Placement Agent Warrants and the Advisory Warrants were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 5.08 Shareholder Director Nominations.

On October 12, 2025, the Board of Directors of the Company established that the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) will be held on December 9, 2025 at 10:00 a.m., Eastern Time, virtually via live webcast. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2025 Annual Meeting shall be the close of business on October 16, 2025. Because the date of the 2025 Annual Meeting differs by more than thirty days from the anniversary date of the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), which was held on August 6, 2024, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s 2024 Proxy Statement on Schedule 14A, as filed with the SEC on June 25, 2024, are no longer applicable. Pursuant to Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

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To be considered for inclusion in this year’s proxy materials for the 2025 Annual Meeting, stockholder proposals must be submitted in writing by October 27, 2025. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting must also comply with the Company’s Bylaws (the “Bylaws”) and all applicable rules and regulations promulgated by the SEC under the Exchange Act. Additionally, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2025 Annual Meeting to be included in the Company’s proxy materials for the 2025 Annual Meeting must also ensure that notice of any such nomination or proposal (including any additional information specified in the Bylaws) is received by the Corporate Secretary at the Company’s principal executive offices on or before the close of business on October 27, 2025. The October 27, 2025 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act.

Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2025 Annual Meeting or director nomination should be sent to: Company’s Secretary, 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105.

Item 7.01 Regulation FD Disclosure.

On October 13, 2025, the Company issued a press release announcing the Offering and estimated aggregate gross proceeds of up to approximately $14.4 million, taking into account potential proceeds from the exercise of the Common Warrants, to launch the Company’s DAT strategy. A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Digital Asset Advisory Board

The Company previously announced the formation of an advisory board to assist the Company in developing and managing its cryptocurrency strategy. In connection with the Offering, the Company appointed Jeff Dorman, Chief Investment Officer of Arca, to the Digital Asset Advisory Board (the “Advisory Board”). The Advisory Board currently consists of Mr. Dorman and Rayne Steinberg.

Cautionary Note regarding Forward-Looking Statements

All statements in this Current Report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “will” and other comparable terms. Examples of forward-looking statements include, among others, statements regarding the Company’s implementation, development and execution of its DAT strategy. The forward-looking statements made in this report speak only as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Common Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 15, 2025)
4.2	Form of Prefunded Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the SEC on October 15, 2025)
4.3	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed with the SEC on October 15, 2025)
4.4	Form of Advisory Warrant (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed with the SEC on October 15, 2025)
10.1

Securities Purchase Agreement, dated as of October 10, 2025, between ENDRA Life Sciences Inc, and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 15, 2025)

10.2

Form of Registration Rights Agreement by and between ENDRA Life Sciences Inc. and the purchasers party thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on October 15, 2025)

10.3

Amended and Restated Investment Management Agreement dated as of September 17, 2025 by and between ENDRA Life Sciences Inc. and Arca Investment Management, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on October 15, 2025)

10.4

Master Custody Service Agreement, dated as of July 16, 2025, by and between the Company and Anchorage Digital Bank, N.A. (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form S-1, filed with the SEC on July 25, 2025)

99.1	Press Release dated October 13, 2025 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 15, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
October 15, 2025
	By:	/s/ Alexander Tokman
	Name:	Alexander Tokman
	Title:	Chief Executive Officer and Chairman

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